EXHIBIT 2.1(A)

                                   REVOLVING CREDIT NOTE

$25,000,000
                                                                  July 31, 1997

            This Revolving Credit Note is executed and delivered under and pursuant to the terms of that certain Revolving Credit and Security Agreement dated as of July 31, 1997 (as amended, supplemented, restated or modified from time to time, the "Loan Agreement") by and among TRESCOM INTERNATIONAL, INC., a Florida corporation, TRESCOM U.S.A, INC., a Florida corporation, INTEX TELECOMMUNICATIONS, INC., a South Carolina Corporation, THE ST. THOMAS AND SAN JUAN TELEPHONE COMPANY, INC., a U.S. Virgin Island Corporation and STSJ OVERSEAS TELEPHONE COMPANY, INC. (d/b/a TresCom P.R.), a Puerto Rico corporation (each a "Borrower" and jointly and severally, the "Borrowers"), PNC BANK, NATIONAL ASSOCIATION ("PNC"), the various other financial institutions named in or which hereafter become a party to the Loan Agreement (together with PNC, collectively, the "Lenders") and PNC as agent for Lenders (in such capacity, "Agent"). Capitalized terms not otherwise defined herein shall have the meanings as provided in the Loan Agreement.

            FOR VALUE RECEIVED, Borrowers hereby jointly and severally promise to pay to the order of Agent for the ratable benefit of Lenders at Agent's offices located at Two Tower Center, East Brunswick, New Jersey 08816 or at such other place as holder may from time to time designate to Borrowers in writing:

            (i) the principal sum of TWENTY FIVE MILLION AND 00/100 DOLLARS ($25,000,000) or, if different from such amount, such amount of Revolving Advances as may be due and owing under the Loan Agreement, payable in accordance with the provisions of the Loan Agreement and subject to acceleration upon the occurrence and of an Event of Default under the Loan Agreement or earlier termination of the Loan Agreement pursuant to the terms thereof; and

            (ii) interest on the principal amount of this Note from time to time outstanding, payable at the applicable Revolving Interest Rate in accordance with the provisions of the Loan Agreement. Upon and after the occurrence of an Event of Default, and during the continuation thereof, interest shall be payable at the Default Rate. In no event, however, shall interest exceed the maximum interest rate permitted by law.

            This Note is the Revolving Credit Note referred to in the Loan Agreement and is secured, INTER ALIA, by the liens granted pursuant to the Loan Agreement and the Other Documents, is entitled to the benefits of the Loan Agreement and the Other Documents and is subject to all of the agreements, terms and conditions therein contained.

            This Note may be voluntarily prepaid, in whole or in part, on the terms and conditions set forth in the Loan Agreement.

            If an Event of Default under Section 10.7 of the Loan Agreement shall occur, then this Note shall immediately become due and payable, without notice, together with reasonable attorneys' fees if the collection hereof is placed in the hands of an attorney to obtain or enforce payment hereof. If


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any other Event of Default  shall occur under the Loan  Agreement  or any of the
Other Documents, which is not cured within any applicable grace period, then this Note may, as provided in the Loan Agreement, be declared to be immediately due and payable, without notice, together with reasonable attorneys' fees, if the collection hereof is placed in the hands of an attorney to obtain or enforce payment hereof.

            This Note shall be governed by and construed in accordance with the laws of the State of New York.

            Borrowers expressly waive any presentment, demand, protest, notice of protest, or notice of any kind except as expressly provided in the Loan Agreement.

                              TRESCOM INTERNATIONAL, INC.


                              By:/s/ William Paquin
                                 ---------------------------
                              Name: William Paquin
                              Title: Chief Financial Officer


                              TRESCOM U.S.A., INC.
                              INTEX TELECOMMUNICATIONS, INC.
                              THE ST. THOMAS AND SAN JUAN TELEPHONE
                                    COMPANY, INC.
                              STSJ OVERSEAS TELEPHONE COMPANY, INC.


                              By:/s/ William Paquin
                                 ---------------------------
                              Name:    William Paquin
                              Title:   Vice President of each of the foregoing
                                       corporations


STATE OF NEW YORK       )
                        :  ss.:
COUNTY OF NEW YORK      )

      On the 31st day of July, 1997, before me personally came William Paquin, to me known, who being by me duly sworn, did each depose and say that he is the Chief Financial Officer of TresCom International, Inc. and the Vice President of each of Trescom U.S.A., Inc., Intex Telecommunications, Inc., The St. Thomas and San Juan Telephone Co., Inc. and STSJ Overseas Telephone Company, Inc., the corporations described in and which executed the foregoing instrument; and that he signed his name thereto by order of the board of directors of said corporations.


                                          /s/ Loukia Harris
                                    -------------------------------
                                              Notary Public



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